Exhibit 10.4

SECOND WAIVER TO CREDIT AGREEMENT

SECOND WAIVER TO CREDIT AGREEMENT (this “Second Waiver”), dated as of December 22, 2008, among LEE ENTERPRISES, INCORPORATED, a Delaware corporation (the “Borrower”), the lenders party to the Credit Agreement referred to below (the “Lenders”) and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.

W I T N E S S E T H :

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of December 21, 2005 (as amended, restated, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”);

WHEREAS, the Borrower has informed the Administrative Agent and the Lenders that (i) Pulitzer may be in default of (a) Section 4.1(ii) of the PD LLC Notes Guaranty and Section 5A(ii) of the PD LLC Notes Agreement, in each case in the event (I) the independent public accountants’ audit opinion in respect of Pulitzer’s fiscal year ended September 28, 2008 contains a “going concern qualification” as a result of the PD LLC Notes being treated as current obligations on Pulitzer’s balance sheet and/or the financing arrangements under the Credit Agreement and the PD LLC Notes and (II) Pulitzer fails to deliver the audited annual financial statements of Pulitzer and its Subsidiaries and related compliance certificates required to be delivered pursuant to said Sections within 90 days after the end of Pulitzer’s fiscal year ended September 28, 2008, (b) Section 5.1(i) of the PD LLC Notes Guaranty in the event the ratio of Consolidated Debt (as defined in the PD LLC Notes Guaranty) to EBITDA (as defined in the PD LLC Notes Guaranty) does not meet the requirements of said Section as of the last day of Pulitzer’s fiscal quarter ended December 28, 2008 and (c) Section 5.1(ii) of the PD LLC Notes Guaranty in the event that Consolidated Net Worth (as defined in the PD LLC Notes Guaranty) does not meet the requirements of said Section as of the last day of Pulitzer’s fiscal quarters ended September 28, 2008 and December 28, 2008, (ii) (x) the default described in immediately preceding clause (i)(a) will constitute a Default and, within 30 days after the required date of delivery of Pulitzer’s audited annual financial statements and related audit opinion and compliance certificates referred to in such clause (i)(a), an Event of Default, in either case under Section 11.04 of the Credit Agreement and (y) the default described in immediately preceding clauses (i)(b) and (c) will constitute Events of Default under Section 11.04 of the Credit Agreement (such Defaults and/or Events of Default, the “Pulitzer Events of Default”), (iii) the Borrower may be in default of Sections 9.01(b) and (e) of the Credit Agreement in the event (I) the independent public accountants’ audit opinion in respect of the Borrower’s fiscal year ended September 28, 2008 contains a “going concern qualification” as a result of the PD LLC Notes being treated as current obligations on the Borrower’s consolidated balance sheet and/or the financing arrangements under the Credit Agreement and the PD LLC Notes and (II) the Borrower fails to deliver the audited annual financial statements and related compliance certificate required to be delivered pursuant to said Sections within 90 days after the close of the fiscal year of the Borrower ended September 28, 2008 and (iv) such defaults described in immediately preceding clause (iii) will constitute Defaults and, within 30 days after the required date of delivery of such audit opinion, audited annual financial statements and compliance certificate, Events of Default, in either case, under Section 11.03 of the Credit Agreement (such Default and/or Event of Default, together with the Pulitzer Events of Default, collectively the “Specified Events of Default” and each a “Specified Event of Default”); and

WHEREAS, the Borrower has requested, and the Lenders have agreed, subject to the terms and conditions of this Second Waiver, to waive the Specified Events of Default;

NOW, THEREFORE, it is agreed:

I.	Waiver to the Credit Agreement.

1. Notwithstanding anything to the contrary contained in the Credit Agreement, the Lenders hereby waive the Specified Events of Default so long as no other Default or Event of Default exists (or hereafter arises) under the Credit Agreement; provided that such waiver of the Specified Events of Default shall cease to be of any force or effect (v) on the Business Day immediately following the first Quarterly Payment Date in 2009 (the “Waiver Termination Date”), at which time each Specified Event of Default then existing under the Credit Agreement will constitute an immediate Event of Default under the Credit Agreement without regard to this Second Waiver, (w) at any time on or after the date hereof and prior to the Waiver Termination Date, a Default or an Event of Default (other than the Specified Events of Default) exists under the Credit Agreement, at which time each Specified Event of Default then existing under the Credit Agreement will constitute an immediate Event of Default under the Credit Agreement without regard to this Second Waiver, (x) at any time on or after the date hereof and prior to the Waiver Termination Date, any of the holders of the PD LLC Notes shall take any action to enforce their rights or remedies under any of the PD LLC Notes Documents or applicable law, at which time each Specified Event of Default then existing under the Credit Agreement will constitute an immediate Event of Default under the Credit Agreement without regard to this Second Waiver, (y) on January 5, 2009 if the Borrower fails to deliver the audited annual financial statements and related compliance certificate required to be delivered pursuant to Sections 9.01(b) and (e) of the Credit Agreement in respect of the fiscal year of the Borrower ended September 28, 2008 on or prior to such date (although said audited financial statements may have a “going concern” qualification to the extent provided above in this Second Waiver), at which time each Specified Event of Default then existing under the Credit Agreement will constitute an immediate Event of Default under the Credit Agreement without regard to this Second Waiver and (z) on the earlier to occur of (I) the date that Pulitzer delivers the audited annual financial statements of Pulitzer and its Subsidiaries and related compliance certificates required to be delivered pursuant to Section 4.1(ii) of the PD LLC Notes Guaranty and Section 5A(ii) of the PD LLC Notes Agreement in respect of the fiscal year of Pulitzer ended September 28, 2008 to the holders of the PD LLC Notes (although said audited financial statements may have a “going concern” qualification to the extent provided above in this Second Waiver) and (II) January 29, 2009, in either case, if the Borrower fails to deliver copies of such audited annual financial statements of Pulitzer and its Subsidiaries and related compliance certificates to the Lenders on or prior to such earlier date, at which time each Specified Event of Default then existing under the Credit Agreement will constitute an immediate Event of Default under the Credit Agreement without regard to this Second Waiver.

2. In order to induce the Lenders to grant the waivers set forth in preceding Section 1 of Part I of this Second Waiver, and notwithstanding anything to the contrary contained in the Credit Agreement, during the period from December 15, 2008 until such time as the Required Lenders otherwise agree in writing:

(i) in connection with any requested Borrowing of Revolving Loans or Swingline Loans pursuant to Section 2.03 of the Credit Agreement, and as a condition precedent to any such Borrowing (in addition to the other conditions precedent contained in the Credit Agreement), the Borrower shall deliver to the Administrative Agent together with the relevant Notice of Borrowing, a certificate of an Authorized Officer certifying (x) in detail reasonably satisfactory to the Administrative Agent, as to the use of the proceeds of such Borrowing and (y) that as of the date of such requested Borrowing, the aggregate amount of Unrestricted cash and Cash Equivalents owned or held by the Borrower and its Subsidiaries, determined after giving pro forma effect to such Borrowing and the application of proceeds therefrom (which application shall be made within two Business Days of the date of such Borrowing and the proceeds thereof applied in a manner consistent with the foregoing certifications) and from any other Unrestricted cash and Cash Equivalents then held or owned by the Borrower and its Subsidiaries (to the extent such proceeds and/or other Unrestricted cash and Cash Equivalents are to be utilized by the Borrower and its Subsidiaries within two Business Days of such date for a permitted purpose under the Credit Agreement (after giving effect to this Second Waiver) other than an Investment in Unrestricted cash and Cash Equivalents or in a Subsidiary of the Borrower), shall not exceed $15,000,000 (with all determinations of the amount of Unrestricted cash and Cash Equivalents of the Borrower and its Subsidiaries pursuant to this clause (y) to be made exclusive of cash and Cash Equivalents owned or held by any Excluded Domestic Subsidiaries to the extent that such cash and Cash Equivalents is not permitted to be distributed at such time by the terms of the applicable PD LLC Notes Documents or the Permitted PD LLC Notes Refinancing Indebtedness);

(ii) neither the Borrower nor any of its Subsidiaries (other than Pulitzer and its Subsidiaries) shall be permitted to pay any fee to the holders of the PD LLC Notes (or any agent or advisor in respect thereof) in connection with any amendment, modification, change or waiver of, or forbearance with respect to, any term or provision of any PD LLC Notes Document;

(iii) without limiting the obligations of the Borrower under the Credit Agreement, the Borrower hereby agrees that it shall pay all reasonable fees and disbursements of counsel and consultants of the Administrative Agent (including, without limitation, White & Case LLP and Alvarez & Marsal North America, LLC (“A&M”)) within ten Business Days of the receipt of any invoice evidencing any such fees or disbursements;

(iv) the Borrower hereby confirms and agrees that it shall (x) at the request of the Administrative Agent, cause the Borrower’s senior management, and use its commercially reasonable efforts to cause the Borrower’s financial and legal advisors, to (I) discuss (telephonically), on not less than a bi-weekly basis during regular business hours and for reasonable durational periods, with the Administrative Agent, its legal and financial advisors and the Lenders identified by the Administrative Agent to the Borrower as the steering committee (the “Steering Committee”), among other things, the ongoing financial performance and operations, liquidity and progress with respect to any asset sale, merger, consolidation or other business combination, equity infusion, change of control transaction or restructuring plan or similar proposal with respect to the Borrower and its Subsidiaries, in each case having a fair market value or transaction value in excess of $5,000,000 (each, a “Proposed Transaction”) and (II) provide A&M and its personnel with access to certain books, records, reports and other information of the Borrower and its Subsidiaries at reasonable times and locations, in each case to the extent reasonably requested by A&M and to otherwise reasonably cooperate with A&M and its personnel in connection with its analysis of the Borrower and its Subsidiaries and (y) promptly deliver (and in any event, within two Business Days of receipt thereof by the Borrower) to the Administrative Agent (for further distribution to the Steering Committee) each letter of intent, commitment letter, term sheet, memorandum of understanding or similar indication of interest or other agreement, document or correspondence received by the Borrower or its financial or legal advisors with respect to any Proposed Transaction;

(v) the Borrower hereby confirms and agrees that, from and after the Second Waiver Effective Date (as hereinafter defined), it shall deliver, by no later than the first Business Day of each other week (beginning on January 5, 2009), a forecast for the succeeding 13-week period of the projected consolidated cash flows of the Borrower and its Subsidiaries, taken as a whole, together with a variance report of actual cash flow for the immediately preceding period for which a forecast was delivered against the then current forecast for such preceding period; and

(vi) the Borrower hereby confirms and agrees that it shall promptly deliver to the Administrative Agent any notices received from Herald or any holders of the PD LLC Notes in connection with any action to enforce their rights or remedies under any of the PD LLC Operating Agreement, the PD LLC Notes Documents or applicable law.

The Borrower hereby further acknowledges and agrees that each of the covenants set forth above in this Section 2 shall constitute a covenant for purposes of the Credit Agreement (including for the purposes of Section 11.03 of the Credit Agreement).

3. The parties hereto hereby acknowledge and agree that (a) the Lenders have not waived any existing or future Defaults or Events of Default under the Credit Agreement (other than the Specified Events of Default on the terms provided for herein), (b) no course of dealing shall be deemed to be established as a consequence of the Lenders agreeing to waive the Specified Events of Default as provided in this Second Waiver and continuing to make Loans and issue and participate in Letters of Credit on the terms described in Section 2 of Part I of this Second Waiver and (c) subject to the limitations set forth in Section 2 of Part I of this Second Waiver, all Credit Events shall be subject to the terms and conditions of the Credit Agreement.

II.	Miscellaneous Provisions.

1. In order to induce the Lenders to enter into this Second Waiver, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Second Waiver Effective Date (as defined below), immediately after giving effect to this Second Waiver on such date, (ii) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on the Second Waiver Effective Date, immediately after giving effect to this Second Waiver on such date, with the same effect as though such representations and warranties had been made on and as of the Second Waiver Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date), and (iii) this Second Waiver has been duly authorized by all necessary action on the part of each Credit Party, has been duly executed and delivered by each Credit Party and constitutes a legal, valid and binding obligation of each Credit Party, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

2. The Credit Parties acknowledge and agree and hereby represent and warrant that (x) the Credit Agreement (as modified hereby) and each other Credit Document, and all Obligations and Liens thereunder, are valid and enforceable against the Credit Parties in every respect and all of the terms and conditions thereof are legally binding upon the Credit Parties, in each case all without offset, counterclaims or defenses of any kind and (y) the perfected status and priority of each Lien and security interest created under each Security Document remains in full force and effect in accordance with the requirements of the Credit Agreement on a continuous basis, unimpaired, uninterrupted and undischarged, in each case as of the Second Waiver Effective Date, both immediately before and immediately after giving effect to this Second Waiver on such date.

3. In further consideration of the Lenders’ execution of this Second Waiver, each Credit Party unconditionally and irrevocably acquits and fully forever releases and discharges each Lender, each Issuing Lender, the Administrative Agent, the Collateral Agent and all affiliates, partners, subsidiaries, officers, employees, agents, attorneys, principals, directors and shareholders of such Persons, and their respective heirs, legal representatives, successors and assigns (collectively, the “Releasees”) from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which such Credit Party ever had or now has against any of the Releasees and which may have arisen at any time prior to the date hereof and which were in any manner related to this Second Waiver, the Credit Agreement, any other Credit Document or related documents, instruments or agreements or the enforcement or attempted or threatened enforcement by any of the Releasees of any of their respective rights, remedies or recourse related thereto (collectively, the “Released

Claims”). Each Credit Party covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Releasees any action or other proceeding based upon any of the Released Claims.

4. This Second Waiver is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

5. This Second Waiver may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

6. THIS SECOND WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

7. This Second Waiver shall become effective on the date (the “Second Waiver Effective Date”) when each of the following conditions shall have been satisfied:

(i) the Borrower, each other Credit Party and Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: May Yip (facsimile number: 212-354-8113 / e-mail address: myip@whitecase.com); and

(ii) the Borrower shall have paid (x) to the Administrative Agent and the Lenders all fees, costs and expenses (including, without limitation, legal fees and expenses of White and Case LLP and financial advisor fees and expenses) payable to the Administrative Agent and the Lenders to the extent then due pursuant to the Credit Agreement, (y) to the Administrative Agent $150,000 as a retainer for White & Case LLP and (z) to the Administrative Agent $150,000 as a retainer for A&M (it being understood and agreed that each such retainer shall be an “evergreen” retainer and shall not be deemed to be a “cap” on the costs, fees and expenses and that the receipt of such retainer shall not limit the rights and remedies of the Administrative Agent and the Lenders, or the obligations of the Borrower under Section 13.01 of the Credit Agreement or Section 2 of Part I of this Second Waiver).

8. The Borrower hereby covenants and agrees that, so long as the Second Waiver Effective Date occurs, it shall pay to each Lender which executes and delivers to the Administrative Agent (or its designee) a counterpart hereof by 5:30 P.M. (New York City time) on December 22, 2008 (or, if later, on the Second Waiver Effective Date), a non-refundable cash fee (the “Waiver Fee”) in Dollars in an amount equal to 7.5 basis points (0.075%) on an amount equal to the sum of (i) the aggregate principal amount of all Term Loans of such Lender outstanding on the Second Waiver Effective Date (immediately prior to the occurrence thereof) plus (ii) the Revolving Loan Commitment of such Lender as in effect on the Second Waiver Effective Date (immediately prior to the occurrence thereof). The Waiver Fee shall not be subject to counterclaim or set-off, or be otherwise affected by, any claim or dispute relating to any other matter. The Waiver Fee shall be paid by the Borrower to the Administrative Agent for distribution to the relevant Lenders not later than the Business Day following the Second Waiver Effective Date.

9. By executing and delivering a copy hereof, each Credit Party hereby agrees that all Obligations of the Credit Parties shall be fully guaranteed pursuant to the Subsidiaries Guaranty and shall be fully secured pursuant to the Pledge Agreements, in each case in accordance with the respective terms and provisions thereof and that this Second Waiver does not in any manner constitute a novation of any Obligations under any of the Credit Documents

10. From and after the Second Waiver Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

*     *     *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Second Waiver as of the date first above written.

LEE ENTERPRISES, INCORPORATED, as a Borrower

By:	/s/ Carl G. Schmidt
	Name:	Carl G. Schmidt
	Title:	Vice President Chief Financial Officer And Treasurer

DEUTSCHE BANK TRUST COMPANY AMERICAS, Individually and as Administrative Agent

By:	/s/ Susan LeFevre
	Name:	Susan LeFevre
	Title:	Director

By:	/s/ Erin Morrissey
	Name:	Erin Morrissey
	Title:	Vice President

Signature page to Lee Second Waiver

Each of the undersigned, each being a Subsidiary Guarantor under, and as defined in, the Credit Agreement referenced in the foregoing Second Waiver, hereby consents to the entering into of the Second Waiver and agrees to the provisions thereof (including, without limitation, Part II, Sections 2, 3 and 8 thereof).

ACCUDATA, INC.,

By:	/s/ C. D. Waterman III
	Name:	C. D. Waterman III
	Title:	Secretary

INN PARTNERS, L.C.,

By:	/s/ C. D. Waterman III
	Name:	C. D. Waterman III
	Title:	Secretary

JOURNAL – STAR PRINTING CO.,

By:	/s/ C. D. Waterman III
	Name:	C. D. Waterman III
	Title:	Secretary

K. FALLS BASIN PUBLISHING, INC.,

By:	/s/ C. D. Waterman III
	Name:	C. D. Waterman III
	Title:	Secretary

LEE CONSOLIDATED HOLDINGS CO.,

By:	/s/ C. D. Waterman III
	Name:	C. D. Waterman III
	Title:	Secretary

Signature page to Lee Second Waiver

LEE PUBLICATIONS, INC.,

By:	/s/ C. D. Waterman III
	Name:	C. D. Waterman III
	Title:	Secretary

LEE PROCUREMENT SOLUTIONS CO.,

By:	/s/ C. D. Waterman III
	Name:	C. D. Waterman III
	Title:	Secretary

LINT CO.,

By:	/s/ C. D. Waterman III
	Name:	C. D. Waterman III
	Title:	Secretary

SIOUX CITY NEWSPAPERS, INC.,

By:	/s/ C. D. Waterman III
	Name:	C. D. Waterman III
	Title:	Secretary

TARGET MARKETING SYSTEMS, INC.,

By:	/s/ C. D. Waterman III
	Name:	C. D. Waterman III
	Title:	Secretary

Signature page to Lee Second Waiver

SIGNATURE PAGE TO THE SECOND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG LEE ENTERPRISES, INCORPORATED, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

SunTrust Bank

By:	/s/ Amanda K Parks
Name: Amanda K Parks Title: SVP

Signature page to Lee Second Waiver

SIGNATURE PAGE TO THE SECOND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG LEE ENTERPRISES, INCORPORATED, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

BANK OF AMERICA, N.A.

By:	/s/ Patrick G. Honey
Name: Patrick G. Honey Title: Senior Vice President

Signature page to Lee Second Waiver

SIGNATURE PAGE TO THE SECOND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG LEE ENTERPRISES, INCORPORATED, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

THE BANK OF NEW YORK MELLON

By:	/s/ Lily A. Dastur
	Name:	Lily A. Dastur
	Title:	Vice President

Signature page to Lee Second Waiver

SIGNATURE PAGE TO THE SECOND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG LEE ENTERPRISES, INCORPORATED, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

SCOTIABANC INC.

By:	/s/ J. F. Todd
	Name:	J. F. Todd
	Title:	Managing Director

Signature page to Lee Second Waiver

SIGNATURE PAGE TO THE SECOND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG LEE ENTERPRISES, INCORPORATED, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

The Bank of Nova Scotia

By:	/s/ Brenda S. Insull
	Name:	Brenda S. Insull
	Title:	Authorized Signatory

Signature page to Lee Second Waiver

SIGNATURE PAGE TO THE SECOND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG LEE ENTERPRISES, INCORPORATED, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

Bank of Communications Co., Ltd., New York Branch

By:	/s/ Shelley He
	Name:	Shelley He
	Title:	Deputy General Manager

Signature page to Lee Second Waiver

SIGNATURE PAGE TO THE SECOND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG LEE ENTERPRISES, INCORPORATED, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Jose Carlos
	Name:	Jose Carlos
	Title:	Authorized Signatory

Signature page to Lee Second Waiver

SIGNATURE PAGE TO THE SECOND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG LEE ENTERPRISES, INCORPORATED, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

CITIBANK, N.A.

By:	/s/ Laura Neenan
	Name:	Laura Neenan
	Title:	Vice President

Signature page to Lee Second Waiver

SIGNATURE PAGE TO THE SECOND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG LEE ENTERPRISES, INCORPORATED, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

COMERICA BANK

By:	/s/ Sarah R. West
	Name:	Sarah R. West
	Title:	Vice President

Signature page to Lee Second Waiver

SIGNATURE PAGE TO THE SECOND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG LEE ENTERPRISES, INCORPORATED, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

Erste Group Bank AG

By:	/s/ Robert J. Wagman
	Name:	Robert J. Wagman
	Title:	Director

By:	/s/ Bryan Lynch
	Name:	Bryan Lynch
	Title:	Executive Director

Signature page to Lee Second Waiver

SIGNATURE PAGE TO THE SECOND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG LEE ENTERPRISES, INCORPORATED, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

Fortis Bank SA/NV, New York Branch

By:	/s/ John G. Sullivan
	Name:	John G. Sullivan
	Title:	Managing Director

By:	/s/ John W. Deegan
	Name:	John W. Deegan
	Title:	Director & Group Head

Signature page to Lee Second Waiver

SIGNATURE PAGE TO THE SECOND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG LEE ENTERPRISES, INCORPORATED, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

JPMorgan Chase Bank NA

By:	/s/ Phillip D. Martin
	Name:	Phillip D. Martin
	Title:	Senior Vice President

Signature page to Lee Second Waiver

SIGNATURE PAGE TO THE SECOND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG LEE ENTERPRISES, INCORPORATED, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

MORGAN STANLEY BANK, N. A.

By:	/s/ Melissa James
	Name:	Melissa James
	Title:	Authorized Signatory

Signature page to Lee Second Waiver

SIGNATURE PAGE TO THE SECOND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG LEE ENTERPRISES, INCORPORATED, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

National City Bank

By:	/s/ Derek R. Cook
	Name:	Derek R. Cook
	Title:	Senior Vice President

Signature page to Lee Second Waiver

SIGNATURE PAGE TO THE SECOND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG LEE ENTERPRISES, INCORPORATED, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

The Northern Trust Company

By:	/s/ William R. Kopp
	Name:	William R. Kopp
	Title:	Vice President

Signature page to Lee Second Waiver

SIGNATURE PAGE TO THE SECOND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG LEE ENTERPRISES, INCORPORATED, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

Quad City Bank and Trust

By:	/s/ Rebecca skafidas
	Name:	Rebecca skafidas
	Title:	Assistant Vice President

Signature page to Lee Second Waiver

SIGNATURE PAGE TO THE SECOND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG LEE ENTERPRISES, INCORPORATED, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH as a Lender

By:	/s/ Eric Hurshman
	Name:	Eric Hurshman
	Title:	Managing Director

By:	/s/ Brett Delfino
	Name:	Brett Delfino
	Title:	Executive Director

Signature page to Lee Second Waiver

SIGNATURE PAGE TO THE SECOND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG LEE ENTERPRISES, INCORPORATED, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

United Overseas Bank Limited

By:	/s/ George Lim
	Name:	George Lim
	Title:	SVP & GM

By:	/s/ Rayson Li
	Name:	Rayson Li
	Title:	VP

Signature page to Lee Second Waiver

SIGNATURE PAGE TO THE SECOND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG LEE ENTERPRISES, INCORPORATED, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

Wachovia Bank, NA

By:	/s/ Joe Mynatt
	Name:	Joe Mynatt
	Title:	Director

Signature page to Lee Second Waiver

SIGNATURE PAGE TO THE SECOND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG LEE ENTERPRISES, INCORPORATED, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

Webster Bank, National Association

By:	/s/ John Gilsenan
	Name:	John Gilsenan
	Title:	Vice President

Signature page to Lee Second Waiver

SIGNATURE PAGE TO THE SECOND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG LEE ENTERPRISES, INCORPORATED, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

Wells Fargo Bank, N. A.

By:	/s/ Ronald P. Christenson
	Name:	Ronald P. Christenson
	Title:	Vice President

Signature page to Lee Second Waiver

SIGNATURE PAGE TO THE SECOND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG LEE ENTERPRISES, INCORPORATED, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

West LB AG

By:	/s/ Petra Beckert
	Name:	Petra Beckert
	Title:	Executive Director

/s/ Ronald Spitzer
Ronald Spitzer
Executive Director

Signature page to Lee Second Waiver